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                                                                     EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Registration No. 33-30963) of PLATO Learning, Inc. of our report dated June 25, 2003 relating to the financial statements of the PLATO Learning, Inc. Savings/Retirement Plan, which appears in this Form 11-K.





PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 27, 2003